Exhibit (21)
                                                                    ------------

Subsidiaries of the registrant (As of December 31, 2002)
------------------------------------------------------------------
                                                                                           Percentage
                                                                                            of Voting
                                                                                           Securities
                                                                                            Owned by
                                                                       State of            Immediate
Name                                                                 Organization            Parent
---------------------------------------------------------------     --------------        ------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                            Delaware                  ---
---------------------------------------------------------------
   Old Republic General Insurance Group, Inc.                        Delaware                  100%
   ------------------------------------------------------------
     Bitco Corporation                                               Delaware                  100%
       Bituminous Casualty Corporation                               Illinois                  100%
       Bituminous Fire and Marine Insurance Corporation              Illinois                  100%
     Brummel Brothers, Inc.                                          Illinois                  100%
     Chicago Underwriting Group, Inc.                                Delaware                  100%
     Employers General Insurance Group, Inc.                         Delaware                   97%
       Employers General Insurance Company                           Texas                     100%
       Employers National Risk Management Services, Inc.             Texas                     100%
       Employers Claims Adjustment Services, Inc.                    Texas                     100%
       National General Agency, Inc.                                 Texas                     100%
     ORI Great West Holding, Inc.                                    Delaware                  100%
       Central Data Services, Inc.                                   Delaware                  100%
       Great West Casualty Company                                   Nebraska                  100%
       Great West Insurance Agencies, Inc.                           Delaware                  100%
     International Business & Mercantile Insurance Managers, Inc.    Delaware                  100%
     International Business & Mercantile REassurance Company         Illinois                  100%
     Old Republic Home Protection Company, Inc.                      California                100%
     Old Republic Insurance Company                                  Pennsylvania              100%
     Old Republic Insured Credit Services, Inc.                      Delaware                  100%
     Old Republic Lloyds of Texas                                    Texas                     100%
     Old Republic Risk Management, Inc.                              Delaware                  100%
       Old Republic Mercantile Insurance Company                     Wisconsin                 100%
       Remington General Assurance Ltd.                              Bermuda                   100%
     Old Republic Security Holdings, Inc.                            Delaware                  100%
       Old Republic Minnehoma Insurance Company                      Arizona                   100%
       Old Republic Insured Automotive Services, Inc.                Oklahoma                  100%
     Old Republic Surety Group, Inc.                                 Delaware                  100%
       Old Republic Surety Company                                   Wisconsin                 100%
     Old Republic Union Insurance Company                            Illinois                  100%
     Phoenix Aviation Managers, Inc.                                 Delaware                  100%
     Reliable Canadian Holdings, Ltd.                                Ontario(Canada)           100%
       D.I.S.C.C. Enterprise, Ltd.                                   British Columbia(Canada)  100%
       Old Republic Canadian Holdings, Ltd.                          Ontario(Canada)           100%
          Reliable Life Insurance Company                            Ontario(Canada)           100%
       Old Republic Insurance Company of Canada                      Ontario(Canada)           100%


   Old Republic Mortgage Guaranty Group, Inc.                        Delaware                  100%
   ------------------------------------------------------------
     Republic Mortgage Insurance Company                             North Carolina            100%
       Group Mortgage Reinsurance Company                            Vermont                   100%
     Republic Mortgage Insurance Company of Florida                  Florida                   100%
     Republic Mortgage Insurance Company of North Carolina           North Carolina            100%
     RMIC Corporation                                                North Carolina            100%

                                                                    Exhibit (21)
                                                                    ------------

Subsidiaries of the registrant (As of December 31, 2002)
------------------------------------------------------------------
                                                                                           Percentage
                                                                                            of Voting
                                                                                           Securities
                                                                                            Owned by
                                                                       State of            Immediate
Name                                                                 Organization            Parent
---------------------------------------------------------------     --------------        ------------
   Old Republic Title Insurance Group, Inc.                          Delaware                  100%
   ------------------------------------------------------------
     Old Republic National Title Holding Company                     Delaware                  100%
       American Guaranty Holding Corp.                               Oklahoma                  100%
          American First Title & Trust Company                       Oklahoma                  100%
          American Guaranty Title Company                            Oklahoma                  100%
          Canadian Valley Abstract Company                           Oklahoma                  100%
       Asset Discovery, Inc.                                         Massachusetts             100%
       Houston Title Company                                         Texas                     100%
       L.T. Service Corporaton                                       New York                  100%
       Lex Terrae, Ltd.                                              New York                  100%
       Lex Terrae National Title Services, In.c                      New Jersey                100%
       Old Republic Central Title, Inc.                              Delaware                  100%
       Old Republic Eastern Title, Inc.                              Delaware                  100%
       Old Republic Exchange Facilitator Company                     California                100%
       Old Republic Title Company of Conroe                          Texas                      58%
       Old Republic Title Company of Indiana                         Indiana                   100%
       Old Republic Title Company of Kansas City, Inc.               Missouri                  100%
       Old Republic Title Company of St. Louis, Inc.                 Missouri                  100%
       Old Republic Title Company of Tennessee                       Tennessee                 100%
       Old Republic Title Company of Utah                            Utah                      100%
       The Title Company of North Carolina, Inc.                     North Carolina            100%
       Old Republic National Title Insurance Company                 Minnesota                 100%
          Mississippi Valley Title Insurance Company                 Mississippi               100%
       Old Republic General Title Insurance Corporation              Ohio                      100%
       Old Republic Title Holding Company, Inc.                      California                100%
          Old Republic Title and Escrow of Hawaii, Ltd.              Hawaii                    100%
          Old Republic Title Company                                 California                100%
          Old Republic Title Company of Nevada                       Nevada                    100%
          Old Republic Title Information Concepts                    California                100%
          Old Republic Title Insurance Agency, Inc.                  Arizona                   100%
          Old Republic Title, Ltd.                                   Delaware                  100%
          Professional Realty Couriers, Inc.                         California                100%


   Old Republic Life Insurance Group, Inc.                           Delaware                  100%
   ------------------------------------------------------------
     Old Republic Dealer Service Corporation                         Delaware                  100%
     Old Republic Life Insurance Company                             Illinois                  100%
     Old Republic Life Insurance Company of Arizona                  Arizona                   100%
     Old Republic Life Reinsurance Group, Inc.                       Delaware                  100%
       Home Owners Life Insurance Company                            Illinois                  100%


   Old Republic Marketing, Inc.                                      Illinois                  100%
   ------------------------------------------------------------
     Owns minor non-consolidated subsidiaries & affiliates           Various                  Various

                                                                    Exhibit (21)
                                                                    ------------

Subsidiaries of the registrant (As of December 31, 2002)
------------------------------------------------------------------
                                                                                           Percentage
                                                                                            of Voting
                                                                                           Securities
                                                                                            Owned by
                                                                       State of            Immediate
Name                                                                 Organization            Parent
---------------------------------------------------------------     --------------        ------------
   Old Republic Asset Management                                     Illinois                  100%
   ------------------------------------------------------------

   Old Republic Capital Corporation                                  Delaware                  100%
   ------------------------------------------------------------

   Old Republic United Asset Holdings, Inc.                          Pennsylvania              100%
   ------------------------------------------------------------

   American Business & Personal Insurance Mutual, Inc.               Delaware                    *
   ------------------------------------------------------------
     Inter Capital Group, Inc.                                       Delaware                  100%
       Inter Capital Company of Chicago                              Delaware                  100%
       Inter Capital Leasing and Finance Corporation                 Delaware                  100%
       Inter Capital Realty Corporation                              Delaware                  100%
       Inter West Assurance Company, Ltd.                            Bermuda                   100%

* Owned by its policyholders
